ALPINE DYNAMIC BALANCE FUND
ALPINE DYNAMIC DIVIDEND FUND
ALPINE DYNAMIC FINANCIAL SERVICES FUND
ALPINE DYNAMIC INNOVATORS FUND
ALPINE DYNAMIC TRANSFORMATIONS FUND
ALPINE ACCELERATING DIVIDEND FUND
(the “Funds”)

EACH A SERIES OF ALPINE SERIES TRUST

Supplement Dated August 11, 2009 to the
Statement of Additional Information (“SAI”) dated February 27, 2009

On July 21, 2009, the Board of Trustees of the Funds elected a new Independent Trustee;
Mr. James A. Jacobson.

As a result, the Independent Trustee table under the “Management” section on pages 18 – 20 of the SAI has been modified to include the following information:

Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex	Other Directorships Held by Trustee
James A. Jacobson (64)	Independent Trustee	Indefinite, since July, 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	16	None.

As of July 21, 2009, Mr. Jacobson did not beneficially own shares of the Funds. In addition, Mr. Jacobson is also a member of the Audit Committee, Valuation Committee and Nominating Committee.

Please retain this Supplement for future reference.
The date of this Supplement is August 11, 2009.